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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): March 26, 2001 (March 6, 2001)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                   0-16231                   73-1130045
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(State or other jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)            Identification No.)


1814 West Tacoma, Broken Arrow, Oklahoma                          74012
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
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            (Former name or address, if changed since last report.)


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Item 5.   Other Events and Regulation FD Disclosure

On March 6, 2001, the Board of Directors of the Registrant approved changes to certain executive offices to modify roles and responsibilities. Effective on that date the Board created the Office of CEO and appointed Jack R. Ingram and Jon A. Wiese as Co-CEOs of the Registrant. The responsibilities of the CEO are to be shared between the Co-CEOs as they determine, unless given specific direction or assignments by the Board. Mr. Ingram will retain the position of Chairman and Mr. Wiese will retain the position of President. In addition, the Board changed Larry N. Patterson's position from Sr. Vice President of Operations to Sr. Vice President of Sales/Service.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XETA Technologies, Inc.
                                        (Registrant)


Dated: March 22, 2001                   By: /s/ Jack R. Ingram
                                            ------------------------------------
                                                Jack R. Ingram
                                                Co-CEO and Chairman




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                                  EXHIBIT INDEX


   EXHIBIT
    NUMBER        DESCRIPTION
   -------        -----------

      (1)         Underwriting Agreement - None.

      (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

      (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

     (16)         Letter on change in certifying accountant - N/A.

     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - N/A

     (24)         Power of attorney - None.

     (99)         Additional exhibits - None.



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